Federated MDT Series
Federated MDT Large Cap Growth Fund
Federated Short-Intermediate Duration Municipal Trust
FOR PURPOSES OF THIS SUPPLEMENT, ALL SHARE CLASSES OF THE ABOVE-NAMED FUNDS ARE INCLUDED

SUPPLEMENT TO CURRENT SUMMARY PROSPECTUSES
Under the section entitled “Fund Summary Information,” please add the following to the end of the “Risk/Return Summary: Fees and Expenses” introductory paragraph:
“If you purchase the Fund's Institutional Shares through a broker acting as an agent on behalf of its customers, you may be required to pay a commission to such broker; such commissions, if any, are not reflected in the Example below.”
July 3, 2017
Federated Investors Funds
4000 Ericsson Drive
Warrendale, PA 15086-7561
Contact us at FederatedInvestors.com
or call 1-800-341-7400.
Federated Securities Corp., Distributor
Q453889 (7/17)
Federated is a registered trademark of Federated Investors, Inc.
2017 ©Federated Investors, Inc.